                                                                   EXHIBIT 10.54


                       DEED OF TRUST, SECURITY AGREEMENT,
                    ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                     FINANCING STATEMENT AND FIXTURE FILING


                                    made by


                             COINMACH CORPORATION,

                                  as Grantor,

                                       to

                        CHICAGO TITLE INSURANCE COMPANY,

                                  as Trustee,

                               for the benefit of


                             BANKERS TRUST COMPANY,

                              as Collateral Agent,

                                 as Beneficiary

                   THIS DEED OF TRUST SECURES FUTURE ADVANCES


                    PREPARED BY AND WHEN RECORDED RETURN TO:

                                 CHICAGO TITLE
                                 INSURANCE CO.
                     350 N. St. Paul Ste. 250 Main Office
                       Dallas, Texas 75201  214/720-4000
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                               TABLE OF CONTENTS
                               -----------------

                                                            Page
                                                            ----

RECITALS.................................................      1
GRANTING CLAUSES.........................................      2

ARTICLE I  CERTAIN DEFINITIONS...........................      4

ARTICLE II  PARTICULAR COVENANTS OF THE GRANTOR..........      6

     2.1  Payment of Obligations.........................      6
     2.2  Warranty of Title..............................      6
     2.3  Due Authorization and Binding Effect...........      7
     2.4  To Pay Impositions.............................      7
     2.5  To Insure......................................     11
     2.6  To Comply with Laws............................     12
     2.7  Limitation on Disposition of the Mortgaged
          Premises.......................................     13
     2.8  To Maintain Priority of Liens..................     13
     2.9  Maintenance of Mortgaged Premises;
          Covenant Against Waste.........................     14
    2.10  After-Acquired Property........................     14
    2.11  Further Assurances.............................     14
    2.12  Recorded Instruments...........................     15
    2.13  Hazardous Material.............................     15
    2.14  Asbestos.......................................     17

ARTICLE III  LEASES; ASSIGNMENT AS FURTHER SECURITY, ETC.     18

     3.1  Assignment of Leases, Rents, Issues and
          Profits........................................     18
     3.2  Entry upon Default.............................     18
     3.3  The Grantor's Covenants Regarding Leases.......     19

ARTICLE IV  SECURITY AGREEMENT UNDER THE UNIFORM
            COMMERCIAL CODE..............................     20

     4.1  Security Agreement.............................     20
     4.2  Assignment of Non-Code Collateral..............     22
     4.3  Conflict with the Security Agreement...........     22
     4.4  Termination....................................     22

ARTICLE V  EVENTS OF DEFAULT AND REMEDIES                     22

     5.1  "Events of Default"............................     22
     5.2  Remedies.......................................     22
     5.3  Sale; No Marshalling of Assets;
          Appointment of Receiver........................     25

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                                                            Page
                                                            ----

     5.4  Indemnification by the Grantor.................     27
     5.5  Remedies Cumulative; No Waiver; Etc............     28
     5.6  No Merger......................................     28

ARTICLE VI PROVISIONS OF GENERAL APPLICATION                  29

     6.1  Waiver; Amendment..............................     29
     6.2  Notices........................................     29
     6.3  Additional Sums Payable by the Grantor.........     30
     6.4  Captions.......................................     30
     6.5  Successors and Assigns.........................     30
     6.6  Gender and Number..............................     30
     6.7  Severability...................................     30
     6.8  Subrogation....................................     30
     6.9  Usury..........................................     31
    6.10  Counterparts...................................     31
    6.11  Controlling Law................................     31
    6.12  Entire Agreement...............................     31
    6.13  Release........................................     31
    6.14  Additional Advances............................     32
    6.15  Fixture Filing.................................     32
    6.16  Financing Statement............................     32
    6.17  Actions of Beneficiary.........................     33
    6.18  Deed of Trust Secures Line of Credit...........     33
    6.19  Date and Maturity of Obligations...............     33
    6.20  Concerning Trustee.............................     33
    6.21  Beneficiary's Authority........................     33

Schedule I - Permitted Encumbrances

Exhibit A - Description of Premises

                       DEED OF TRUST, SECURITY AGREEMENT,
                    ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                    FINANCING STATEMENT AND FIXTURE FILING
                    -----------------------------------------


       THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS, FINANCING STATEMENT AND FIXTURE FILING (this "Deed of Trust"), made as of this ____ day of _________, 1997 by COINMACH CORPORATION, a corporation organized and existing under the laws of the State of Delaware and having an office at 55 Lumber Road, Roslyn, New York 11576, as grantor (the "Grantor"), in favor of CHICAGO TITLE INSURANCE COMPANY (the "Trustee"), having an address at 350 N. St. Paul, Suite 250, Dallas, Texas 75201, for the use and benefit of BANKERS TRUST COMPANY, having an office and post office address at 130 Liberty Street, New York City, New York County, New York 10006, as beneficiary, in its capacity as Collateral Agent (the "Beneficiary") for its benefit and the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                               R E C I T A L S :
                               - - - - - - - -


          1. Coinmach Laundry Corporation, the Grantor and various financial institutions listed in Annex I attached thereto (the "Banks") , Bankers Trust Company, as Administrative Agent (together with any successors, the "Administrative Agent"), First Union National Bank of North Carolina, as Syndication Agent (together with any successors, the "Syndication Agent") and Lehman Commercial Paper, Inc., as Documentation Agent (together with any successors, the "Documentation Agent") have entered into a Credit Agreement, dated as of the date hereof providing for the making of Loans and the issuance of, and participation in, Letters of Credit, as contemplated therein (such agreement, as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreement, the "Credit Agreement").

          2. The Grantor may from time to time be party to one or more interest rate agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements (each such agreement or arrangement with an Interest Rate Protection Creditor (as hereinafter defined), an "Interest Rate Protection Agreement"), with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Interest Rate Protection Creditors", and the Interest Rate Protection Creditors together with the Bank

Creditors, hereinafter collectively being called the "Secured Creditors").

          3. The Grantor is the owner of the fee simple interest in and to the Premises and the Improvements (each as hereinafter defined).

          4. It is a condition precedent to each of the above-described extensions of credit that the Grantor shall have executed and delivered this Deed of Trust to the Beneficiary.

          5. The Grantor desires to execute this Deed of Trust to satisfy the conditions described in the preceding paragraph.

          6.   This Deed of Trust is given pursuant to the Credit Agreement.


                                 A G R E E M E N T :
                                 -----------------

          NOW, THEREFORE, in consideration of the benefits accruing to the Grantor, the receipt and sufficiency of which are hereby acknowledged, and to secure the prompt and complete payment and performance when due of all of the Obligations (as hereinafter defined),

THE GRANTOR HEREBY GIVES, GRANTS, BARGAINS, SELLS, TRANSFERS, CONVEYS AND ASSIGNS TO THE TRUSTEE, in trust, with powers of sale, for the use and benefit of beneficiary IN FEE SIMPLE all of its right, title and interest, whether now owned or hereafter acquired, in the hereinafter described property, whether now owned or hereafter acquired, and, insofar as such property consists of equipment, accounts, accounts receivable, contract rights, general intangibles, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code (as in effect in the State of Texas), the Grantor hereby grants to the Beneficiary a security interest in all of the Grantor's right, title and interest therein, namely:

          I.   All those certain lots, pieces or parcels of land described in

Exhibit A annexed hereto and hereby made a part hereof, including all and
---------
singular easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining thereto, and the reversion and remainder thereof (herein collectively called the "Land"); and all of the estate, right, title, interest, claim or demand whatsoever of the Grantor therein and in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining or adjacent to the Land, to the center line thereof, either in law or in possession or expectancy, now or hereafter acquired (all of the foregoing collectively herein called the "Premises");

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          II.   All right, title and interest of the Grantor in and to (i) all buildings and other improvements and additions thereto now erected or hereafter constructed or placed upon the Premises or any part thereof, including but not limited to site improvements and infrastructure improvements (collectively, the "Improvements"); (ii) except as otherwise provided herein or in the Credit Agreement, all machinery, devices, fixtures, apparatus, interior improvements, appurtenances and equipment of every kind and nature whatsoever (other than rolling stock and motor vehicles) owned by the Grantor and now or hereafter attached to or placed in or upon the Premises or the Improvements, or any part thereof, and used or procured for use in connection with the operation of the Premises or any business conducted thereon (collectively, the "Equipment");

          III. All right, title and interest of the Grantor in and to all insurance or other proceeds for damage done to the Improvements or the Equipment and all awards hereafter to be made to or for the account of the Grantor for the permanent or temporary taking by eminent domain of the whole or any part of the Premises, the Improvements or the Equipment, or any lesser estate therein, or easement appurtenant thereto (including, without limitation, any awards for change of grade of streets), all of which proceeds and awards are hereby assigned to the Beneficiary, subject to the further provisions of this Deed of Trust;

          IV. Except as otherwise provided herein or in the Credit Agreement, all right, title and interest of the Grantor in and to all of the rents, income, receipts, revenues, issues, benefits and profits of the Premises, including all Leases (as hereinafter defined) now or hereafter entered into covering any part of the Premises, all renewals, extensions, subleases or assignments thereof, all other occupancy agreements, by concession, license or otherwise, all guaranties of the obligations of any tenant thereunder and all amendments, extensions, renewals and modifications of the foregoing, including all interest of the Grantor as landlord in and to the same, all of which are hereby assigned to the Beneficiary, subject, however, to the right of the Grantor to receive and use the same to the extent hereinafter set forth; and

          V. All right, title and interest of the Grantor in and to all water, water rights, mineral rights, oil, gas, ditches, ditch rights, reservoirs and reservoir rights, if any, appurtenant to, located on or used in connection with the Premises or the Improvements, whether existing now or hereafter acquired (all of the foregoing Premises, Improvements, Equipment, appurtenances, estates, rights, privileges, interests and franchises hereby mortgaged, or intended so to be, being hereinafter collectively referred to as the "Mortgaged Premises").

          TO HAVE AND TO HOLD the Mortgaged Premises now or hereafter owned by the Grantor, unto (i) the Trustee, his substitutes or successors, forever, to the extent the same constitutes real property or an interest therein and (ii) Beneficiary, to the extent the same does not constitute real property or an interest therein, in either case for the benefit of Beneficiary and Beneficiary's successors and assigns forever, for the purposes set forth herein.


                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

          In addition to other definitions contained herein, the following terms shall have the meanings set forth below, unless the context of this Deed of Trust otherwise requires.

     1.1 "due and payable" when used with reference to any and all sums secured by this Deed of Trust shall mean due and payable, whether at the date of payment or at the date of maturity specified in the Credit Agreement or other Credit Documents after giving effect in all cases to applicable grace periods; or by acceleration or call for payment as provided in the Credit Agreement or other Credit Documents or this Deed of Trust; or, in the case of Impositions, the last day upon which any charge may be paid without penalty and/or interest.

     1.2 "Events of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement, and in any event shall include any payment default on any of the Obligations after the expiration of any applicable grace period provided in the Credit Agreement.

     1.3 "Governmental Authorities" shall mean all federal, state, county, municipal and local governments and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Mortgaged Premises or any part thereof.

     1.4 "Impositions" shall mean all duties, taxes, water and sewer rents, rates and charges, assessments (including, but not limited to, all assessments for public improvements or benefits), charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which prior to or during the term of this Deed of Trust will have been or may be laid, levied, assessed or imposed upon or become due and payable out of or in respect of, or become a lien on the Premises, the Improvements, the Equipment or any other property or rights included in the Mortgaged Premises, or any part thereof or appurtenances thereto, or which are levied or assessed against the rent and income received by the Grantor therefrom, by virtue of any present or future law, order or ordinance of the United States of

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America or of any state, county or local government or of any department, office or bureau thereof or of any other Governmental Authority, but shall expressly not include income or franchise taxes or similar taxes based upon or measured by income, assessed by any Governmental Authority and imposed on the Trustee, Beneficiary or their respective successors or assigns by reason of the ownership of this Deed of Trust or the obligations or the receipt of interest.

     1.5   "Involuntary Rate" shall mean the rate of interest described in
Section 1.08(c) of the Credit Agreement.

     1.6 "Legal Requirements" shall mean all present and future laws, ordinances, rules, regulations and requirements of all Governmental Authorities, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which are applicable to the Mortgaged Premises or any part thereof, or to the sidewalks, alleyways, passageways, curbs and vaults adjoining the same, or to the use or manner of use of any of the foregoing, or to the owners, tenants, or occupants thereof, whether or not any such law, ordinance, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

     1.7 "Deed of Trust" shall mean this instrument as originally executed or, if hereafter amended, modified or supplemented, as so amended, modified or supplemented.

     1.8 "Beneficiary" shall mean at any given time the Beneficiary herein named and its successors and assigns.

     1.9 "Grantor" shall mean at any given time the Grantor herein named and any subsequent owner or owners of the Mortgaged Premises, and its or their respective heirs, executors, administrators, successors and assigns.

     1.10 "Obligations" shall mean (a) (x) the principal of and interest on the Notes issued, including all renewals and extensions thereof, and Loans made to the Grantor under the Credit Agreement, and (y) all other obligations and indebtedness (including, without limitation, Indemnities, fees and interest thereon) of the Grantor to the Bank Creditors now existing or hereafter incurred under or arising out of or in connection with the Credit Agreement, the other Credit Documents and the due performance and compliance by the Grantor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (b)

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all obligations and liabilities owing by the Grantor to the Interest Rate
Protection Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Grantor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
(b) being herein collectively called the "Interest Rate Protection Agreement Obligations"); (c) any and all sums reasonably advanced by the Beneficiary in order to preserve the Mortgaged Premises or preserve its security interest or priority thereof in the Mortgaged Premises pursuant to the terms and provisions of this Deed of Trust; (d) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) and (b) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Mortgaged Premises, or of any exercise by the Beneficiary of its rights hereunder, together with reasonable attorneys' fees and court costs; and (e) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under
Section 5.4 of this Deed of Trust. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Deed of Trust or extended from time to time after the date of this Deed of Trust.

     1.11  "State" shall mean the State of Texas.

     1.12 "Trustee shall mean at any given time the Trustee herein named and its successors and assigns.


                                   ARTICLE II

                      PARTICULAR COVENANTS OF THE GRANTOR
                      -----------------------------------

     The Grantor represents, warrants, covenants and agrees as follows:

     2.1  Payment of Obligations.  The Grantor shall pay and perform all of the
          ----------------------
Obligations as and when due and payable and without offset or counterclaim, and shall observe and comply (including, where applicable, after notice and the expiration of any grace period) in all respects with all of the terms, provisions, conditions, covenants and agreements to be observed and performed by it under this Deed of Trust and any other Credit Document to which it is a party.

     2.2  Warranty of Title.  The Grantor warrants that as of the date hereof
          -----------------
(a) (i) it is the lawful owner of and has fee simple title to the Land and the Improvements and (ii) it is the lawful owner of and has good and merchantable title to all of the Equipment, except that Equipment which is leased by the Grantor, in which instance it is the lawful owner of a valid leasehold interest in such Equipment, in each instance subject only to Permitted Encumbrances and Permitted Liens; (b) the Mortgaged Premises are as of the date hereof free and clear of all liens and encumbrances other than Permitted Encumbrances and, with respect to the Equipment, Permitted Liens; (c) this Deed of Trust is and will remain a valid and enforceable first mortgage lien on the Mortgaged Premises, subject only to Permitted Encumbrances; (d) the Grantor has all necessary right, power and lawful authority to mortgage and convey the Mortgaged Premises in the manner and form herein provided; (e) there are no defenses or offsets to this Deed of Trust or to the Obligations which it secures; and (f) the Grantor does now and will forever warrant and defend unto the Trustee and Beneficiary the title to the Mortgaged Premises and the validity and priority of the lien hereof thereon against all claims and demands whatsoever other than Permitted Encumbrances and Permitted Liens.

     2.3  Due Authorization and Binding Effect.  The execution and delivery by
          ------------------------------------
the Grantor of this Deed of Trust and its performance hereunder have been duly authorized by all necessary legal action and will not, to Grantor's knowledge,
(a) require any consent or approval of any other party which has not already been obtained; (b) violate any applicable provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Grantor; or (c) result in a breach of or constitute a default under any material indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement or instrument to which the Grantor is a party or by which it or its properties (including, without limitation, the Mortgaged Premises) may be bound or affected. This Deed of Trust constitutes the legal, valid and binding obligations of the Grantor, enforceable against the Grantor in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

     2.4  To Pay Impositions.
          ------------------

          2.4.1 The Grantor will pay or cause to be paid, as and when due and payable, all Impositions levied upon the Mortgaged Premises or any part thereof. Notwithstanding the foregoing, if any Imposition may at the option of the payer be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Grantor shall have the right, provided that no Event of Default shall have occurred and be continuing, to exercise such option and to cause to be paid or to pay the same

(and any accrued interest on the unpaid balance of such Imposition) in installments prior to the imposition of any fine, penalty or cost. The Grantor will not claim any deduction from the Obligations nor shall any deduction be made from the Obligations secured hereby by reason of the payment of taxes assessed against the Mortgaged Premises.

          2.4.2 Upon the occurrence and during the continuance of an Event of Default upon demand of the Beneficiary, the Grantor shall deposit with the Beneficiary a sum which bears the same relation to the insurance premiums for all insurance required by the terms hereof in respect of the Mortgaged Premises and/or real estate taxes and assessments assessed against the Mortgaged Premises for the insurance period or tax year then in effect, as the case may be, as the number of months elapsed as of the date of such demand since the last preceding installment of said premiums or taxes or assessments shall have become due and payable bears to 12. For the purpose of this computation, the month in which such last preceding installment of premiums or real estate taxes or assessments became due and payable and the month in which such demand is given shall be included and deemed to have elapsed. On the first day of the month next succeeding the month in which such demand is given, and thereafter on the first day of each and every month during the term of this Deed of Trust, at Beneficiary's option after the occurrence and during the continuance of an Event of Default, the Grantor shall deposit with the Beneficiary a sum equal to one-twelfth of such insurance premiums and/or such taxes and assessments for the then-current insurance period and tax year, so that as each installment of such premiums and taxes and assessments shall become due and payable, the Grantor shall have deposited with the Beneficiary a sum sufficient to pay the same. All such deposits shall be received and held by the Beneficiary in good faith, and shall be applied to the payment of each installment of such premiums and taxes and assessments as the same shall become due and payable. The Beneficiary shall promptly furnish evidence of the making of each such payment to the Grantor. If the amount of such premiums and taxes and assessments has not been definitely ascertained at the time when any such monthly deposits are herein required to be made, the Grantor shall make such deposits based upon the amount of such premiums and taxes and assessments for the preceding year, subject to adjustment as and when the amount of such premiums and taxes and assessments is ascertained. If at any time when any installment of such premiums and such taxes and assessments becomes due and payable the Grantor shall not have deposited a sum sufficient to pay the same, the Grantor shall, within fifteen
(15) days after demand, deposit any deficiency with the Beneficiary and if the Grantor shall have deposited a sum at least sufficient to pay such installment, such excess shall be applied toward the deposits next required to be made hereunder. After the Termination Date (as hereinafter defined), any amount on deposit with the Beneficiary shall be promptly repaid to the Grantor. Upon request of the Beneficiary, the Grantor shall deliver to the Beneficiary all insurance and tax bills promptly upon receipt during any period when such monthly deposits are made with the depository.

          2.4.3 The Grantor will pay the whole of any tax imposed directly or indirectly on this Deed of Trust in lieu of a tax on the Mortgaged Premises or any part thereof, whether by reason of (a) the passage after the date of this Deed of Trust of any law of the State deducting from the value of real property for the purposes of taxation any lien thereon; (b) any change in the laws for the taxation of mortgages, deeds of trust or debts secured by mortgages or deeds of trust for state or local purposes; or (c) a change in the means of collection of any such tax or otherwise, unless such payment would result in the imposition of interest beyond the maximum amount permitted by law. Within a reasonable time after payment of any Imposition, tax or governmental charge, the Grantor will, upon request of the Beneficiary, deliver to the Beneficiary reasonably satisfactory proof of payment thereof, subject, however, to the right of the Grantor to contest Impositions as set forth in Section 2.4.4 below.

          2.4.4 The Grantor shall have the right to contest the amount or validity, in whole or in part, of any Imposition, or to seek a reduction in the valuation of the Mortgaged Premises or any part thereof, as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, and upon request by the Grantor, the Beneficiary shall postpone or defer payment of such Imposition if:

               (a) neither the Mortgaged Premises nor any part thereof would by reason of such postponement or deferment be in imminent danger of being forfeited or lost;

               (b) neither the Trustee nor the Beneficiary shall be in danger of being subjected to civil or criminal liability or penalty by reason of such postponement or deferment;

               (c) the Grantor, at the Grantor's option, shall either have deposited with the Beneficiary the amount so contested and unpaid (unless the amount being contested was previously paid under protest), together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Mortgaged Premises, or any part thereof, in such proceeding or in lieu thereof, or the Grantor shall have posted with the Beneficiary a bond by a surety company licensed to do business in the State selected by Grantor and reasonably acceptable to Beneficiary, whereby such surety undertakes to pay such Imposition, interest, penalties and charges in the event that the Grantor shall fail to pay the same upon the final disposition of the contest (including appeals) or in the event that the Mortgaged Premises or any part thereof is in imminent danger of being forfeited or lost during the pendency of such contest or if the Grantor fails to increase the amount of such bond as hereinafter provided. The initial deposit or bond shall be in an amount equal to 100% of the amount so contested and unpaid. In determining the amount of such deposit or bond, the Grantor shall be credited with any amounts theretofore deposited with the Beneficiary in respect of the Imposition being contested. Any deposit made by the Grantor under the provisions of this subsection 2.4.4(c), together with any additions thereto made pursuant to this Section 2.4 earned thereon, shall be held in trust in an interest bearing account and disposed of as hereinafter provided. Upon the termination of any such proceeding (including appeals), or, if the Grantor should so elect, at any time prior thereto, the Grantor shall pay the amount of such Imposition or part thereof as finally determined in such proceeding (or appeal), the payment of which may have been deferred during the prosecution of such proceeding (or appeal), together with any costs, fees, interest, penalties or other liabilities in connection therewith. Upon such payment the Beneficiary shall return any amount deposited with it together with all interest earned thereon (and not previously applied by it as hereinafter provided) with respect to such Imposition. Such payment, at the request of the Grantor, shall be made by the Beneficiary out of the amount deposited with it with respect to such Imposition, to the extent that such amount is sufficient therefor, and any balance due shall be paid by the Grantor. If, at any time during the continuance of such proceeding, the Beneficiary shall reasonably and in good faith deem the amount deposited with it or provided by bond insufficient, the Grantor shall, within 15 days of demand, make an additional deposit of, or increase the amount of its bond by, such additional amount as the Beneficiary may reasonably request to cover payment of the items set forth in this subsection 2.4.4(c). If at any time during the continuance of such proceeding the Mortgaged Premises or any part thereof is, in the reasonable judgment of the Beneficiary, in substantial danger of being forfeited or lost, the Beneficiary may, upon prior written notice to Grantor, apply the amount theretofore deposited with it to the payment of such Imposition (or the Beneficiary may require application of the bonded amount by the surety company, if a bond has been furnished) in the manner provided in the preceding sentence. Notwithstanding anything contained herein to the contrary, no such deposit held by the Beneficiary, or any part thereof, shall be returned to the Grantor so long as any Event of Default shall occur and be continuing; and

               (d) such postponement shall not affect the Gran tor's obligation to make required deposits pursuant to subsection 2.4.2 or the Beneficiary's right to require the same if such escrows are not then being maintained.

          2.4.5 The certificate or bill of the appropriate official designated by law to make or issue the same or to receive payment of any imposition indicating the nonpayment of such Imposition shall be prima facie evidence of the amount of the Imposition payable.

          2.5  To Insure.
               ---------

          2.5.1 The Grantor shall at its own expense at all times maintain or cause to be maintained on all of the Premises, Improvements and Equipment policies of property, hazard and liability insurance which provide at least the coverage required by the Credit Agreement, together with statutory workers' compensation insurance or other statutory program with respect to any work to be performed on or about the Mortgaged Premises; and such other insurance against loss or damage with respect to the Mortgaged Premises and the Equipment incorporated therein of the kinds from time to time as is consistent and in accordance with the Credit Agreement.

          2.5.2 All insurance required in subsection 2.5.1 above shall be evidenced by valid and enforceable policies, in form and substance satisfactory to the Beneficiary, and issued by and distributed among insurers of recognized responsibility having a Best's rating of "A-1" or better, a financial size category of Class 12 or above (or having a comparable rating pursuant to some other commonly accepted insurance company rating system). Such insurers shall be authorized to do business in the State. Upon request made by the Beneficiary, the Grantor shall also deliver to Beneficiary, concurrently with the execution and delivery hereof, a letter from the Grantor's insurance broker outlining the terms of all insurance policies relating to the Mortgaged Premises or, in lieu thereof, a certificate of insurance describing such coverages. Thereafter, all renewal or replacement policies, or duplicate copies or certificates thereof, shall, upon request, be so delivered to the Beneficiary not less than ten (10) Business Days prior to the expiration date of the policy or policies to be renewed or replaced, in each case accompanied by evidence satisfactory to the Beneficiary that all premiums currently payable with respect to such policies have been paid in full by or at the direction of the Grantor.

          2.5.3 All such insurance policies shall (a) except for any liability and workmen's compensation policy required hereunder, contain a standard noncontributory form of mortgagee clause (in favor of and entitling the Beneficiary to collect proceeds payable under such insurance as and to the extent provided in the Credit Agreement) as well as a standard waiver of subrogation endorsement, all to be in form and substance reasonably satisfactory to the Beneficiary; (b) provide that such policies may not be canceled or amended without at least thirty (30) days' prior written notice to the Beneficiary; and (c) provide that no act, omission or negligence of the Grantor, except for gross negligence or willful misconduct of the Grantor, or its agents, servants or employees, or of any tenant under any lease which might otherwise result in a forfeiture of such insurance or any part thereof shall in any way affect the validity or enforceability of such insurance insofar as the Beneficiary is concerned; and (d) not be subject to a deductible in excess of $100,000. Each liability policy required hereunder shall name the Beneficiary as an additional insured on the liability policy. Notwithstanding anything to the contrary in any such insurance policies or endorsements thereto, the conditions and circumstances under which the proceeds of any such insurance are payable to the Beneficiary shall be governed by this Deed of Trust and the Credit Agreement. The Grantor shall not carry separate insurance, concurrent in form or kind or contributory in the event of loss with any insurance required under this Section 2.5. The Grantor may, however, provide any of the insurance coverage required hereunder through blanket policies carried by the Grantor and covering more than one (1) location and if such coverage is provided under such a blanket policy, the Grantor shall furnish the Beneficiary with a certificate of insurance on the date hereof setting forth the coverage as to the Mortgaged Premises, the limits of liability as to the Mortgaged Premises, the name of the carrier, the policy number and the expiration date.

          2.5.4 If the Beneficiary shall by any manner acquire the title or estate of the Grantor in or to any portion of the Mortgaged Premises, it shall thereupon become the sole and absolute owner of all insurance policies affecting the Mortgaged Premises and to the extent applicable to such portion held by or required hereunder to be delivered to the Beneficiary, with the sole right to collect and retain all unearned premiums thereon, provided that any excess after satisfaction of the Obligations shall be promptly returned to the Grantor to the extent provided in the Security Agreement. The Grantor agrees, immediately upon demand, to execute and deliver such assignments or other authorizations or instruments as may be necessary or desirable to effectuate the foregoing.

          2.5.5 If any of the Improvements or Equipment shall be materially damaged or destroyed, in whole or a material part thereof, by fire or other casualty, or any part of the Mortgaged Premises shall be taken as a result of any condemnation proceeding or by the exercise of the power of eminent domain, the Grantor shall give prompt notice thereof to the Beneficiary, and shall take all actions required by the terms of the Credit Agreement in respect of the net insurance proceeds from such Recovery Event.

          2.6  To Comply with Laws.
               -------------------

          2.6.1 The Grantor, at its own expense, will promptly cure all material violations of law affecting the Mortgaged Premises and the use and operation thereof and will comply with, or cause to be complied with, in all material respects all present and future Legal Requirements, all to the extent required by the Credit Agreement.

          2.6.2 The Grantor will use and permit the use of the Mortgaged Premises only in accordance with any applicable licenses and permits issued by Governmental Authorities, all to the extent required by the Credit Agreement.

          2.6.3 The Grantor will procure, pay for and maintain all material permits, licenses and other authorizations required to be procured and/or maintained by the owners and/or operators of the Mortgaged Premises for any use of the Mortgaged Premises, or any part thereof, then being made and for the lawful and proper operation and maintenance thereof, all to the extent required by the Credit Agreement.

          2.7  Limitation on Disposition of the Mortgaged Premises.  Except as
               ---------------------------------------------------
otherwise permitted in the Credit Agreement, the Grantor shall not, during the term hereof, sell, assign, mortgage, pledge, encumber, or hypothecate or otherwise transfer or dispose of the Mortgaged Premises or any part thereof or any interest therein, or any of the rents, profits and income to be generated thereby without the Beneficiary's prior written consent.

          2.8  To Maintain Priority of Lien.
               ----------------------------

          2.8.1 The Grantor will keep and maintain the Mortgaged Premises, and every part thereof, free from all liens of persons supplying labor and materials in connection with the construction, alteration, repair, improvement or replacement of the Improvements or of the Equipment except Permitted Liens. If any such liens shall be filed against the Mortgaged Premises, or any part thereof, the Grantor agrees that, within thirty (30) days after the Grantor receives notice of the filing thereof, it shall either (i) discharge the same of record or (ii) post with the Beneficiary a bond by a surety company licensed to do business in the State selected by Grantor and reasonably acceptable to Beneficiary whereby such surety undertakes to pay such lien in the event the Grantor fails to pay and discharge the same, such bond to be in an amount equal to 100% of the lien. The Grantor shall exhibit to the Beneficiary, upon request, all receipts or other reasonably satisfactory evidence of the payment of taxes, assessments, charges, claims, liens or any other item which may cause any such lien to be filed against the Mortgaged Premises.

          2.8.2 In no event shall the Grantor do or permit to be done, or omit to do or permit the omission of, any act or thing the doing or omission of which would materially adversely impair the security of this Deed of Trust.

          2.9  Maintenance of Mortgaged Premises; Covenant Against Waste.  The
               ---------------------------------------------------------
Grantor will not commit or permit waste on the Mortgaged Premises and will keep and maintain at its own expense the Improvements and the Equipment in working condition and repair. The Grantor will neither do nor permit to be done anything to the Mortgaged Premises that materially adversely impairs the value thereof or which may violate any material covenant, condition or restriction affecting the same, or any part thereof, or any material change therein or in the condition thereof which will increase materially the danger of fire or other hazard arising out of the operation thereof.

          2.10  After-Acquired Property.  All right, title and interest of the
                -----------------------
Grantor in and to all improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Premises hereafter acquired, constructed, assembled or placed by the Grantor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, construction, assembly, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance or assignment or other act of the Grantor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described in the granting clauses hereof, but at any time and all times the Grantor, on demand, will execute, acknowledge and deliver to the Beneficiary any and all such further assurances, deeds, conveyances or assignments thereof as the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

          2.11  Further Assurances.  The Grantor shall, at its sole cost and
                ------------------
without expense to the Beneficiary, on demand, do, execute, acknowledge and deliver all and every such further acts, and all documents necessary to continue or perfect the lien of this Deed of Trust, including, without limitation, mortgages, as the Beneficiary shall from time to time reasonably require for better assuring, conveying, assigning, transferring, confirming and perfecting unto the Beneficiary the property and rights hereby mortgaged or assigned or intended now or hereafter so to be, or which the Grantor may be or may hereafter become bound to mortgage or assign to the Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust. In addition, the Grantor shall make, execute and deliver or cause to be made, executed and delivered to the Beneficiary and, where appropriate, shall cause to be recorded or filed and from time to time thereafter re-recorded or refiled at such time and in such offices and places as shall be deemed reasonably necessary by the Beneficiary, all acts and instruments set forth in this section, together with all security agreements and financing statements as the Beneficiary may consider reasonably necessary or desirable in order to effectuate, complete, create, or perfect, or to continue and preserve unto the Beneficiary, the property and rights hereby mortgaged or assigned or intended now or hereafter so to be. Upon any failure by the Grantor to do so within 15 days of Beneficiary's request, the Beneficiary may make, execute, record, file, re-record or refile any and all such instruments and take such acts, for and in the name of the Grantor, and the Grantor hereby irrevocably appoints the Beneficiary the agent and the attorney-in-fact of the Grantor to do so. Beneficiary shall provide Grantor with a copy of all such documents. This power of attorney is coupled with an interest and is irrevocable.

          2.12  Recorded Instruments.  The Grantor will promptly perform and
                --------------------
observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Mortgaged Premises. The Grantor shall do or cause to be done all things reasonably required to preserve intact and unimpaired and to renew any and all rights-of-way, easements, grants, appurtenances, privileges, licenses, franchises and other interests and rights in favor of or constituting any material portion of the Mortgaged Premises. The Grantor will not, without the prior written consent of the Beneficiary, which shall not be unreasonably withheld or delayed, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Mortgaged Premises, except for such covenants or restrictions entered into in the ordinary course of business which do not materially impair the value of the Mortgaged Premises or have a material adverse effect on the Grantor's use and occupancy of the Mortgaged Premises or where such covenants or restrictions are necessary for the continued operation of the Mortgaged Premises. The Grantor shall, however, comply with all lawful restrictive covenants and zoning ordinances and shall remain in compliance with other public or private restrictions affecting the Mortgaged Premises to the extent required by the Credit Agreement.

          2.13  Hazardous Material.
                ------------------

          2.13.1 Grantor represents and warrants that (i) it is in compliance in all material respects with all Environmental Laws and with all material terms and conditions of the permits, licenses and authorizations required under any Environmental Laws, including, without limitation, all other material limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws in connection with its business at, and the use and occupancy of, the Mortgaged Premises, (ii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or threatened against it or any subsidiary under the Environmental Laws in connection with its business at, and the use and occupancy of, the Mortgaged Premises which could reasonably be expected to result in a material fine, penalty or other cost or expense and
(iii) there are no events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance in all material respects with the Environmental Laws, or which may give rise to any common law or legal liability, including, without limitation, liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Environmental Law or related common law theory or which otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Materials which could result in a fine, penalty or other cost or expense except for such events, conditions, circumstances, activities, practices, incidents, actions or plans which, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on Grantor or the Mortgaged Premises.

          2.13.2 Grantor shall (i) comply in all material respects with any and all present and future Environmental Laws applicable to the Mortgaged Premises,
(ii) not release, store, treat, handle, generate, discharge or dispose of any Hazardous Materials on, under or from the Mortgaged Premises in violation of or in a manner that could result in any material liability under any present and future Environmental Law and (iii) take all necessary steps to initiate and expeditiously complete all legally required remedial, corrective and other action to eliminate any such effect. In the event Grantor fails to comply with the covenants in the preceding sentence, Beneficiary may, in addition to any other remedies set forth herein, as agent for and at Grantor's sole cost and expense, upon 30 days written notice to Grantor, cause any legally required remediation, removal or response action relating to Hazardous Materials to be taken and Grantor shall provide to Beneficiary and its agents and employees access upon reasonable notice and during business hours to the Mortgaged Premises for such purpose. Any reasonable costs or expenses incurred by Beneficiary for such purpose shall be immediately due and payable by Grantor and, if not paid within 15 days after demand, shall bear interest at the Involuntary Rate. Beneficiary shall have the right at any time that the Obligations are outstanding but only after a default by Grantor in the performance of any of its obligations contained in this Section 2.13, which Grantor has not remedied within 30 days after notice, at the sole cost and expense of Grantor, to conduct an environmental audit of the Mortgaged Property by such persons or firms appointed by Beneficiary, and Grantor shall cooperate in all respects in the conduct of such environmental audit, including, without limitation, upon reasonable notice and during business hours by providing access to the Mortgaged Premises and to all records relating thereto. To the extent that any environmental audit identifies conditions which violate in any material respect, or could be expected to give rise to any material liability or obligations under Environmental Laws, Grantor agrees to expeditiously correct any such violation or respond to conditions giving rise to such liability or obligations in a manner which complies with Environmental Laws and mitigates associated health and environmental risks consistent with legal requirements. Grantor shall indemnify and hold Trustee, Beneficiary and each Bank harmless from and against all loss, cost, damage (including, without limitation, consequential damages) or expense (including, without limitation, reasonable attorneys' and consultants' fees and disbursements and the allocated costs of staff counsel) that Trustee, Beneficiary or such Bank may sustain by reason of the assertion against Trustee, Beneficiary or such Bank by any party of any claim relating to such Hazardous Materials on, under or from the Mortgaged Premises or actions taken with respect thereto as authorized hereunder except those finally judicially determined to have been incurred by reason of the willful misconduct or gross negligence of Trustee, Beneficiary or such Lender. The foregoing indemnification shall survive repayment of all Obligations and any release or assignment of this Deed of Trust.

          2.14  Asbestos.  Grantor shall not install nor permit to be installed
                --------
in or removed from the Mortgaged Premises, asbestos or any asbestos-containing material (collectively, "ACM") except in compliance in all material respects with all Environmental Laws, and with respect to any ACM currently present in the Mortgaged Premises, Grantor shall promptly either (i) remove or encapsulate any ACM which such Environmental Laws require to be removed or encapsulated or
(ii) otherwise comply in all material respects with such Environmental Laws with respect to such ACM, all at Grantor's sole cost and expense. If Grantor shall fail to so remove or encapsulate any ACM or otherwise comply in all material respects with such Environmental Laws, Beneficiary may, upon 30 days notice to Grantor in addition to any other remedies set forth herein, take whatever steps it deems reasonably necessary to eliminate or encapsulate any ACM from the Mortgaged Premises or otherwise comply in all material respects with Environmental Laws and Grantor shall provide to Beneficiary and its agents and employees access upon reasonable notice and during business hours to the Mortgaged Premises for such purpose. Any reasonable costs or expenses incurred by Beneficiary for such purpose shall be immediately due and payable by Grantor and if not paid within 15 days after demand, shall bear interest at the Involuntary Rate. Grantor shall indemnify and hold Trustee, Beneficiary and each Bank harmless from and against all loss, cost, damage (including, without limitation, consequential damages) and expense (including, without limitation, reasonable attorneys' and consultants' fees and disbursements and the allocated costs of staff counsel) that Trustee, Beneficiary or such Bank may sustain, as a result of the presence of any ACM in or upon the Mortgaged Premises and any removal thereof or compliance in all material respects with all Environmental Laws relating to

ACM in or upon the Mortgaged Premises except those finally judicially determined to have been incurred by reason of the willful misconduct or gross negligence of Trustee, Beneficiary or such Bank. The foregoing indemnification shall survive repayment of all Obligations and any release or assignment of this Deed of Trust.


                                  ARTICLE III

                  LEASES; ASSIGNMENT AS FURTHER SECURITY, ETC.
                  -------------------------------------------

          3.1  Assignment of Leases, Rents, Issues and Profits.  As further
               -----------------------------------------------
security for the payment and performance of the Obligations secured hereby, the Grantor hereby transfers, assigns and sets over unto the Beneficiary all leases, if any, now or hereafter entered into by the Grantor with respect to all or any part of the Mortgaged Premises, and all renewals, extensions, subleases or assignments thereof, and all other occupancy agreements (written or oral), by concession, license or otherwise (individually, a "Lease" and collectively, the "Leases"), together with all of the Grantor's right, title and interest in and to all of the following (collectively, the "Rents"): the rents, income, receipts, revenues, issues and profits arising therefrom, such assignment of Rents to be absolute and not only collateral, subject to the license to collect, use and enjoy such Rents granted pursuant to subsection 3.2.1 hereof. This assignment shall automatically terminate upon the release of the lien of this Deed of Trust; provided, however, that if requested by the Grantor, the
               --------  -------
Beneficiary, at Grantor's cost and expense, shall promptly execute and deliver to Grantor a termination or release of mortgage in recordable form.

          3.2  Entry upon Default.
               ------------------

          3.2.1 So long as no Event of Default shall have occurred and be continuing, the Grantor shall have the license to collect (but not more than one month in advance (except for any security deposit)) all of the Rents and other payments, if any, from the Leases and from the Mortgaged Premises generally and to use and enjoy the same in the manner provided herein.

          3.2.2 If an Event of Default shall have occurred and be continuing, after the expiration of the applicable cure period, if any, in addition to its rights and remedies set forth in Article V, the Beneficiary may, as attorney-in-fact of the Grantor, make, enforce, or modify any of the Leases; obtain tenants for and evict tenants from the Mortgaged Premises; demand, fix and modify the Rents from the Mortgaged Premises; institute all legal proceedings (including summary proceedings) for collection of all Rents; obtain possession of the Mortgaged Premises or any part thereof, or enforce any other rights theretofore exercisable by the Grantor; do any and all other acts which the Beneficiary, in its sole and absolute discretion, deems proper to protect the security hereof; and, with or without taking possession of the Mortgaged Premises, in the Grantor's own name, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and apply the same, less the costs and expenses of operation and collection, including reasonable attorneys' fees, to the Obligations secured hereby, whether then matured or not, until the same shall have been paid in full; provided,
                                                                  --------
however, that any balance remaining after the indebtedness secured hereby shall
-------
have been paid in full shall be turned over to the Grantor or such other person as may lawfully be entitled thereto. Neither the entry upon and taking possession of the Mortgaged Premises, nor the collection and application of the Rents or other charges thereof as aforesaid, nor any other action taken by the Beneficiary in connection therewith, shall cure or waive any default hereunder or waive or modify any notice thereof or notice of acceleration of the Obligations theretofore given by the Beneficiary.

          3.2.3 If an Event of Default shall have occurred and be continuing, notice in writing by the Beneficiary to the tenants under the Leases advising them that the Grantor has defaulted hereunder and requesting that all future Rents under the Leases be made to the Beneficiary (or its agent) shall be construed as conclusive authority to such tenants that such payments are to be made to the Beneficiary (or its agent). Such tenants shall be fully protected in making such payments to the Beneficiary (or its agent); and the Grantor hereby irrevocably constitutes and appoints the Beneficiary the attorney-in-fact and agent of the Grantor, coupled with an interest, for the purpose of endorsing the consent of the Grantor on any such notice and for taking any actions provided for in subsection 3.2.2.

          3.3  The Grantor's Covenants Regarding Leases.
               ----------------------------------------

          3.3.1 The Grantor will use reasonable efforts to enforce the terms, covenants and conditions to be performed by all tenants and other parties to any Lease or other agreement pertaining to the Mortgaged Premises and will not, without the prior written consent of the Beneficiary, receive or collect rent from any tenant for a period of more than one month in advance other than a security deposit.

          3.3.2 At any reasonable time, and from time to time (but not more often than once each year), on notice from the Beneficiary, the Grantor shall deliver within 15 days to the Beneficiary a schedule of all Leases then in effect, which schedule shall include the following: (a) the name of the tenant;
(b) a description of the location of the leased space including but not limited to the approximate number of square feet so leased and the type of activity performed under such lease; (c) the rental rate, including escalations, if any;
(d) the term of the Lease; and (e)
such other information as the Beneficiary may reasonably request. If requested by the Beneficiary (but not more than once each year), the Grantor shall also deliver photocopies of all Leases accompanied by the certificate of the Grantor that such copies are true, complete and accurate.

          3.3.3 Upon the occurrence and during the continuance of an Event of Default, in the event of enforcement by the Beneficiary of the remedies provided for by law or by this Deed of Trust, each tenant shall, at the option of the Beneficiary, attorn to any Person succeeding to the interest of the Grantor as a result of such enforcement and shall recognize such successor in interest as landlord (or sub-landlord, as the case may be) under such Lease without change in the terms or other provision thereof (or with respect to Leases in effect as of the date hereof the Grantor shall use its reasonable efforts to cause the tenants thereunder to so attorn and recognize such successor); provided,
                                                               --------
however, that such successor shall not be bound by any payment of rent or
-------
additional rent for more than one month in advance (other than any security deposit received by the Grantor, possession of which was actually transferred to such successor) or any material amendment or material modification of any such Lease made without the Beneficiary's consent or that of such successor in interest. Each such tenant shall, upon request of such successor in interest, execute and deliver instrument(s) confirming such attornment.

          3.3.4 Upon the occurrence and during the continuance of an Event of Default, the Beneficiary, at its option, is authorized to foreclose or cause the foreclosure of this Deed of Trust in accordance with the provisions of Article V hereof, such foreclosure to be subject to the rights of any tenants, and the failure to make any such tenants parties defendant in any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Grantor to be, a defense to any proceedings instituted by the Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.


                                   ARTICLE IV

              SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE
              ----------------------------------------------------

          4.1  Security Agreement.  It is the intent of the parties hereto that
               ------------------
this Deed of Trust shall constitute a Security Agreement within the meaning of the Uniform Commercial Code of the State (the "Code") and the Grantor hereby transfers, assigns, delivers and grants unto the Beneficiary a security interest in, to and with respect to (a) the leases and rents assigned by the Grantor to the Beneficiary hereunder; (b) except as otherwise provided herein or in the Credit Agreement, so much of the Equipment as is considered or as shall be determined to be personal property or "fixtures" (as defined in the Code), together with all replacements thereof, substitutions therefor or additions thereto; (c) all casualty insurance policies required to be maintained by Grantor hereunder, together with all general intangibles, contract rights and accounts arising therefrom; (d) all Proceeds in any Condemnation, together with all general intangibles, contract rights and accounts arising therefrom; (e) all cash and non-cash proceeds of the above-mentioned items; and (f) all right, title and interest in and to so much of the remainder of the Mortgaged Premises as is considered or shall be determined to be personal property other than records, documents and other items owned by customers of the Grantor and stored on the Mortgaged Premises (said property described in clauses (a) through (f) above being sometimes hereinafter referred to as the "Collateral"), and the Grantor further agrees that a security interest shall attach thereto for the benefit of the Beneficiary to secure the Obligations. Such security interest shall extend to all collateral of the kind which is the subject of this Article IV which the Grantor may acquire at any time during the continuation of this Deed of Trust. Upon the occurrence of and during the continuance of an Event of Default, after the expiration of the applicable cure period, if any, the Beneficiary may elect to treat the fixtures constituting a part of the Mortgaged Premises as either real property collateral or Collateral and then proceed to exercise such rights as apply to such type of collateral. The Grantor hereby authorizes the Beneficiary to file financing and continuation statements with respect to the Collateral without the signature of the Grantor, if same is lawful; otherwise the Grantor agrees to execute such financing and continuation statements as the Beneficiary may reasonably request. If there shall exist and be continuing an Event of Default under this Deed of Trust, the Beneficiary, pursuant to the appropriate provisions of the Code and to the extent permitted by applicable law, shall have all remedies available to it under the Code and shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Code shall not apply. Upon the occurrence and during the continuance of any Event of Default, the Beneficiary will have all rights and remedies granted by law, and particularly by the Code, including, without limitation, the right to take possession of all personal property constituting a part of the Mortgaged Premises, and for this purpose the Beneficiary may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Beneficiary may require the Grantor to assemble such personal property and make it available to the Beneficiary at a place to be designated by the Beneficiary which is reasonably convenient to all parties. The Beneficiary will give the Grantor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Collateral is to be made and, in any event, as required by law. This requirement of sending reasonable notice will be met, and the Grantor and the Beneficiary acknowledge that such notice will be commercially reasonable within the meaning of the Code if not otherwise defined in the Uniform Commercial Code as in effect in the State of Texas, if the notice is given to the Grantor as herein provided at least ten (10) days before the time of the sale or disposition. The expenses of retaking, holding, preparing for sale, selling and the like incurred by the Beneficiary shall be assessed against the Grantor and shall include but not be limited to the reasonable legal expenses incurred by the Beneficiary. The Grantor agrees that it will not remove or permit to be removed from the Mortgaged Premises any of the Collateral except as permitted by the Security Agreement and/or the Credit Agreement. All replacements, renewals, substitutions and additions to the Collateral shall be and become immediately subject to the security interest of this Deed of Trust and the provisions of this Article IV.

          4.2  Assignment of Non-Code Collateral.  To the extent that any of the
               ---------------------------------
Collateral is not subject to the Code, the Grantor hereby collaterally assigns to the Beneficiary all of the Grantor's right, title and interest in and to the Collateral to secure the Obligations secured hereby, together with the right of set-off with regard to such Collateral (or any part thereof). Release of the lien of this Deed of Trust shall automatically terminate this assignment.

          4.3  Conflict with the Security Agreement.  Not withstanding anything
               ------------------------------------
to the contrary contained herein, if any provision of this Deed of Trust relating to the Collateral conflicts with the provisions of the Security Agreement, the terms of the Security Agreement shall control.

          4.4  Termination.  If requested by Grantor, Beneficiary shall execute
               -----------
UCC-3 termination statements upon release of the lien of this Deed of Trust or as otherwise provided in the Credit Agreement or the Security Agreement.


                                   ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

          5.1  "Events of Default".  Subject to the provisions of Section 5.2
                -----------------
below, all of the Obligations shall become due, at the option of the Beneficiary, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

          5.2  Remedies.  During the continuance of any Event of Default, after
               --------
the expiration of the applicable cure period, if any, the Beneficiary (acting at the direction of (x) the Required Banks pursuant to the terms of the Credit Agreement or (y) after all Credit Agreement Obligations have been paid, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements), at its option, may:

          5.2.1 by notice to the Grantor, but without the requirement of any formal demand, presentment, notice of intention to accelerate or of acceleration, protest or notice of protest, all of which are hereby waived by the Grantor, declare all of the Obligations secured hereby to be immediately due and payable, and upon such declaration all of such Obligations shall become and be immediately due and payable;

          5.2.2 after such proceedings as may be required by any applicable law or ordinance, either in person, or by its agents or attorneys, or by a court-appointed receiver, as permitted by applicable laws, enter into and upon all or any part of the Mortgaged Premises and each and every part thereof and exclude the Grantor, its agents and servants wholly therefrom; and having and holding the same, use, operate, manage and control the Mortgaged Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or the receiver; and upon every such entry, at the expense of the Grantor, from time to time, either by purchase, repairs or construction, maintain and restore the Mortgaged Premises and, likewise make all necessary or proper repairs, renewals and replacements and such alterations, betterments, additions and improvements thereto and thereon as to it may seem reasonably advisable; and in every such case the Beneficiary shall have the right to manage and operate the Mortgaged Premises and to carry on the business thereof and exercise all rights and powers of the Grantor as its attorney-in-fact, or otherwise, as it shall deem best; and the Beneficiary shall be entitled to collect and receive all Rents of the Mortgaged Premises; and, after deducting the expenses of conducting the business thereof and all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Premises or any part thereof, as well as just and reasonable compensation for the services of the Beneficiary and Trustee and for all attorneys, counsel, agents, clerks, servants and other employees engaged or employed by it, the Beneficiary shall apply the monies arising as aforesaid in the manner specified in the Security Agreement;

          5.2.3 with or without entry, personally or by its agents or attorneys insofar as applicable:

          (a) proceed at law or in equity to foreclose fully or partially this Deed of Trust, any statute or rule of law at any time existing to the contrary notwithstanding. The Beneficiary may sell the Mortgaged Premises either as a whole or in separate parcels, as Beneficiary may reasonably determine, and shall have the right to direct the order in which separate parcels shall be sold to the extent permitted by the law of the State. The Beneficiary may postpone sale of all or any portion of the Mortgaged Premises by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. The Beneficiary may purchase the Mortgaged Premises or any part thereof at such sale in accordance with the laws of the State and the provisions hereof (including, without limitation, any power of sale or foreclosure procedure contained herein or allowed by the
     Code), for the Obligations secured hereby or for any portion thereof or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Obligations not then due; or

          (b) take such reasonable steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Security Agreement or in this Deed of Trust, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Beneficiary shall elect;

          5.2.4 To the extent permitted by law, proceed with foreclosure in satisfaction of any part of the Obligations without declaring the whole of the Obligations as immediately matured, and such foreclosure may be made subject to the unmatured part of the Obligations, and it is agreed that such foreclosure, if so made, shall not in any manner affect the unmatured part of the Obligations, but as to such unmatured part this Deed of Trust, as well as the other related loan documents, shall remain in full force and effect just as though no foreclosure had been made. To the extent permitted by law, several foreclosures may be made without exhausting the right of foreclosures of any unmatured part of the Obligations, it being the purpose to provide for a foreclosure of the security for any matured portion of the Obligations without exhausting the power of foreclosure respecting the Mortgaged Premises for any other part of the Obligations; or

          5.2.5 Upon ten (10) days' written notice after the expiration of any applicable notice period as provided in Section 5.1 hereof to the Grantor (or without prior notice in case of emergency) the Beneficiary (or any receiver of the Mortgaged Premises) shall have the right, but not the obligation, to make any payment, or to perform any other act or take any appropriate action, including, without limitation, entry on the Mortgaged Premises and performance of work thereat, as it, in its sole discretion, may deem necessary to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Grantor or to protect the security of this Deed of

Trust. All monies reasonably expended by the Beneficiary in exercising its rights under this Section 5.2.5 (including, but not limited to, reasonable legal expenses and disbursements), together with interest thereon at the Involuntary Rate from the date of each such expenditures shall be paid by the Grantor to the Beneficiary forthwith upon demand by the Beneficiary and shall be secured by this Deed of Trust.

          5.3  Sale; No Marshalling of Assets; Appointment of
               ----------------------------------------------
Receiver.
--------

          5.3.1 In case of a foreclosure, all of the Mortgaged Premises may be sold in one parcel notwithstanding that the proceeds of such sale exceed or may exceed the total amount of the Obligations. Moreover, the Beneficiary shall not be required to proceed hereunder before proceeding against any other security, shall not be required to proceed against other security before proceeding hereunder, and shall not be precluded from proceeding against any or all of any security in any order or at the same time. The sale of a part of the Mortgaged Premises shall not exhaust the power of sale, but sale may be made from time to time until the Obligations secured hereby are paid and performed in full.

          5.3.2 The Beneficiary, in any action to foreclose this Deed of Trust, shall be entitled as a matter of strict right (and, to the extent permitted under the laws of the State, without notice, without regard to the adequacy of any security for the obligations and without regard to the solvency of any person, partnership or entity liable for the payment thereof) to the appointment of a receiver for the Mortgaged Premises and of the Rents thereof, and the Grantor hereby expressly consents to any such appointment provided that Beneficiary provides at least 10 days' written notice to the Grantor prior to such appointment.

          5.3.3 The Grantor agrees, to the full extent that it may lawfully do so, that in any foreclosure or other action brought by the Beneficiary hereunder, it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent, hinder or delay the enforcement of the provisions of this Deed of Trust or any rights or remedies the Beneficiary may have hereunder or by law and the Grantor hereby expressly waives all rights of the Grantor with respect thereto.

          5.3.4 If an Event of Default shall occur and be continuing and the Beneficiary shall, subject to the provisions hereof, elect to accelerate the Obligations secured hereby, the Grantor, within fifteen (15) days after demand, will pay over to the Beneficiary, or any receiver appointed in connection with the foreclosure of this Deed of Trust, any and all amounts then held as security deposits under all Leases; provided, however, that the Beneficiary
                                    --------  -------
shall thereupon indemnify the Grantor against all claims of tenants for the deposits so paid over.

          5.3.5 Upon the occurrence of any Event of Default hereunder and during the continuance thereof, and in addition to all other rights of the Beneficiary provided herein or by law, the Grantor shall, on demand, surrender possession of the Mortgaged Premises to the Beneficiary, and the Grantor hereby consents that the Beneficiary may exercise any or all of the rights specified in
Section 5.2 above. In the event that the Grantor is an occupant of the Mortgaged Premises, it agrees to surrender possession of the part of the Mortgaged Premises which it occupies to the Beneficiary immediately upon any acceleration event or Event of Default hereunder, and if the Grantor remains in possession, such possession shall be as tenant of the Beneficiary, and the Grantor agrees to pay monthly in advance to the Beneficiary such rent for the premises so occupied as the Beneficiary may reasonably demand consistent with the fair rental value thereof, and in default of so doing, the Grantor may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of the rents and profits of the Mortgaged Premises, the covenants of this subsection 5.3.5 may be enforced by such receiver. The Grantor for itself and for all persons claiming under it or who may become holders of liens junior to the lien hereof hereby waives and releases, to the extent permitted by applicable law, all rights to direct the order in which any of the Mortgaged Premises can be sold at any sale or sales pursuant hereto.

          5.3.6 Any court-appointed receiver of all or any part of the Mortgaged Premises, to the extent permitted by applicable law, shall be an agent of the court appointing such receiver and not an agent of the Beneficiary, and no acts of such receiver shall be deemed to be acts of the Beneficiary.

          5.3.7 Upon any foreclosure sale, the Beneficiary may, after allowing for the portion of the total purchase price to be paid in cash and for the cost and expenses of the sale, compensation and other charges, in paying the purchase price apply any portion of or all sums secured hereby, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. All proceeds of any sale pursuant to this Article V shall be applied in the manner specified in the Security Agreement.

          5.3.8 The Grantor agrees that the Beneficiary or any court having jurisdiction to foreclose the lien of this Deed of Trust may sell the Mortgaged Premises in part or as an entirety.

          5.3.9 Upon the occurrence and during the continuance of any Event of Default, and to the extent permitted by applicable law, the Beneficiary may proceed to sell the Mortgaged Premises and any and every part thereof, at public venue, to the highest bidder at the customary place of sale in the county in which such Mortgaged Premises are located, for cash, first giving notice as required by law of the time, terms and place of sale, and of the property to be sold, by advertisement made as required by law, and upon such sale shall execute and deliver a deed of conveyance of the property sold to the purchaser or purchasers thereof, and any statement or recital of fact in such deed shall be prima facie evidence of the truth of such
                                      ----- -----
statement or recital; and the Beneficiary shall receive the proceeds of such sale, out of which it shall pay: first, the cost and expense of executing such sale, including publication fees, mailing charges, title charges and reasonable attorneys' fees of the Beneficiary; next to the payment of the Obligations as provided in the Security Agreement; and the remainder, if any, shall be paid to the Grantor or such other parties as maybe entitled thereto.

          5.4  Indemnification by the Grantor.
               ------------------------------

          5.4.1 The Grantor will pay to the Beneficiary on demand all reasonable costs, charges and expenses (including, without limitation, reasonable attorneys' fees) incurred or paid at any time by the Beneficiary because of the failure of the Grantor to perform, comply with or abide by any of the stipulations, agreements, conditions or covenants contained herein or in the Obligations secured hereby, together with interest on each such payment made by the Beneficiary at the Involuntary Rate from the date each such payment is made.

          5.4.2 If any action or proceeding be commenced in which the Beneficiary, the Trustee, any Secured Creditor or any of their respective successors, assigns, employees, agents and servants (each, an "Indemnitee", collectively, the "Indemnitees") is made a party, or in which it becomes necessary to defend or uphold the lien of this Deed of Trust, or the construction, operation or occupancy of the Improvements by the Grantor or anyone else, the Grantor shall indemnify, defend and hold such Indemnitees harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by such Indemnitees in any such litigation, whether or not any such litigation is prosecuted to judgment, and all sums paid by the Trustee or Beneficiary for the expense of any litigation to prosecute or defend the title, rights and lien created by this Deed of Trust (including, without limitation, reasonable attorneys' fees) shall be paid by the Grantor to the Trustee or Beneficiary on demand, together with interest thereon at the Involuntary Rate from the date each such payment is made, and all such sums and the interest thereon shall be a lien on the Mortgaged Premises, prior to any right, title or interest in or claim upon the Mortgaged Premises attaching or accruing subsequent to the lien of this Deed of Trust, and shall be deemed to be secured by this Deed of Trust. In any action or proceeding to foreclose this Deed of Trust, or to recover or collect the Obligations, the provisions of law respecting the recovery of costs, disbursements and allowances, if inconsistent with the foregoing, shall prevail unaffected by this covenant; provided, however, that the Grantor shall not be responsible for any such liability resulting from the Indemnitees' gross negligence or willful misconduct.

          5.5  Remedies Cumulative; No Waiver; Etc.
               -----------------------------------

          5.5.1 No remedy herein conferred upon or reserved to the Beneficiary is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Beneficiary or Trustee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to the Beneficiary or Trustee may be exercised from time to time as often as may be deemed expedient by the Beneficiary or Trustee.

          5.5.2 A waiver in one or more instances of any of the terms, covenants, conditions or provisions hereof or of the Security Agreement shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver, but all of the terms, covenants, conditions and other provisions of this Deed of Trust and of the Security Agreement shall survive and continue to remain in full force and effect; and no waiver shall be cumulative unless in writing, dated and signed by the Beneficiary.

          5.5.3 To the extent permitted by applicable law, the Grantor hereby waives and renounces all homestead and similar exemption rights with respect to the Mortgaged Premises provided for by the Constitution and Laws of the United States and/or the State as against the collection of any of the Obligations; and the Grantor agrees that where, by the terms of this Deed of Trust or the Security Agreement secured hereby, a day is named or a time fixed for the payment of any sum of money or the performance of any agreement, the day and time stated enters into the consideration and is of the essence of the whole agreement between the Grantor and the Beneficiary. This Section 5.5.3 shall not limit, however, the applicability of grace periods provided for herein.

          5.6  No Merger.  It is the intention of the parties hereto that if the
               ---------
Beneficiary or Trustee shall at any time hereafter acquire title to all or any portion of the Mortgaged Premises, then, and until the indebtedness secured hereby has been paid in full, the interest of the Beneficiary hereunder and the lien of this Deed of Trust shall not merge or become merged in or with the estate and interest of the Beneficiary or Trustee as the holder and owner of title to all or any portion of the Mortgaged Premises and that, until such payment, the estate of the Beneficiary or Trustee in the Mortgaged Premises and the lien of this Deed of Trust and the interest of the Beneficiary and Trustee hereunder shall continue in full force and effect to the same extent as if the Beneficiary and Trustee had not acquired title to all or any portion of the Mortgaged Premises.


                                   ARTICLE VI

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

          6.1  Waiver; Amendment.  (a)  None of the terms and conditions of this
               -----------------
Deed of Trust may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Grantor and the Beneficiary (with the consent of either (x) the Required Banks or, to the extent required by
Section 13.12 of the Credit Agreement, all of the Banks or (y) after all Obligations (as defined in the Credit Agreement) have been paid in full, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements); provided that any change,
                                                --------
waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Deed of Trust the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit
           ---
Agreement Obligations or (y) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations. For the purpose of this Deed of Trust, the term "Requisite Creditors" of any Class shall mean each of
(x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

          (b) No delay on the part of the Beneficiary or Trustee in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof shall constitute a waiver thereof. No notice to or demand on the Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Beneficiary or Trustee to any other or further action in any circumstances without notice or demand.

          6.2  Notices.  Except as otherwise specified herein, all notices,
               -------
requests, demands or other communications hereunder shall be deemed to have been duly given or made when delivered in the manner provided in Section 13.03 of the Credit Agreement, addressed to such party at its address hereinabove set forth and any other copies required pursuant to the Credit Agreement, or at such other address as such party may hereafter notify the other in writing.

          6.3  Additional Sums Payable by the Grantor.  All sums which, by the
               --------------------------------------
terms of this Deed of Trust, are payable by the Grantor to the Beneficiary or Trustee shall, together with the interest thereon provided for herein, be secured by this Deed of Trust and added to and deemed part of the Obligations secured hereby whether or not the provision which obligates the Grantor to make any such payment to the Beneficiary or Trustee specifically so states.

          6.4  Captions.  The captions herein are inserted only as a matter of
               --------
convenience and for reference, and in no way define, limit, enlarge or describe the scope or intent of this Deed of Trust nor in any way shall affect this Deed of Trust or the con struction of any provision hereof.

          6.5  Successors and Assigns.  The covenants and agreements contained
               ----------------------
in this Deed of Trust shall run with the land and bind the Grantor, the heirs, executors, administrators, principals, legal representatives, successors and assigns of the Grantor and each person constituting the Grantor and all subsequent owners, encumbrancers and tenants of the Mortgaged Premises, or any part thereof, and shall inure to the benefit of and bind the Beneficiary, its successors and assigns and all subsequent beneficial owners of this Deed of Trust.

          6.6  Gender and Number.  Wherever the context of this Deed of Trust so
               -----------------
requires, the neuter gender includes the masculine and/or feminine gender and the singular number includes the plural.

          6.7  Severability.  In case any one or more of the provisions
               ------------
contained in this instrument shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been included.

          6.8  Subrogation.  It is understood and agreed that any proceeds of
               -----------
the Obligations, to the extent that the same are utilized to pay or renew or extend any indebtedness of the Grantor, or any other indebtedness, or take up or release any outstanding liens against the Mortgaged Premises, or any portion thereof, have been advanced by the Beneficiary or Trustee at the Grantor's request. The Beneficiary or Trustee, as the case may be, shall be subrogated to any and all rights and liens owned or claimed by any owner or mortgagee of said outstanding rights and liens, however, remote, regardless of whether said rights and liens are acquired by assignment or are released by the beneficiary thereof upon payment.

          6.9  Usury.  Notwithstanding anything contained in this Deed of Trust
               -----
to the contrary, the Beneficiary shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Obligations secured hereby, any amount in excess of the amount permitted and calculated at the highest lawful rate, and, in the event the Beneficiary ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Obligations secured hereby, and, if the principal balance of the Obligations secured hereby is paid in full, any remaining excess shall forthwith be paid to the Grantor, together with all interest earned thereon. In determining whether or not the interest paid or payable under any specific contingency exceeds the amount of interest permitted and calculated at the highest lawful rate, the Grantor and the Beneficiary shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee or premium, rather than as interest, and (ii) spread the total amount of interest throughout the entire contemplated term of the indebtedness secured hereby.

          6.10  Counterparts.  This Deed of Trust may be simulta neously
                ------------
executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original.

          6.11  Controlling Law.  THIS DEED OF TRUST AND THE RIGHTS AND
                ---------------
OBLIGATIONS OF THE PARTIES UNDER THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE.

          6.12  Entire Agreement.  This Deed of Trust along with the Credit
                ----------------
Documents embodies the entire agreement and understanding between the parties relating to the subject matter hereof.

          6.13  Release.  (a)  After the Termination Date (as defined below),
                -------
this Deed of Trust shall be discharged and satisfied or assigned at the Grantor's option by the Beneficiary (without recourse and without any representation or warranty) at the expense of the Beneficiary upon Grantor's written request (provided that all indemnities set forth herein, which are expressly agreed to survive, shall survive such discharge and satisfaction). Concurrently with such satisfaction and discharge or assignment of this Deed of Trust, the Beneficiary, on written request and at the expense of the Grantor, will execute and deliver such proper instruments of release and satisfaction or assignment as may reasonably be requested to evidence such release or assignment and any such instrument when duly executed by the Beneficiary and duly recorded by the Grantor in the places where this Deed of Trust is recorded shall conclusively evidence the release or assignment of this Deed of Trust. As used in this Deed of Trust, "Termination Date" shall mean the date upon which the Commitments and all Interest Rate Protection Agreements are terminated, no Note or Letter of Credit is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

          (b) The Beneficiary shall, at the request of the Gran tor, release (without recourse and without any representation or warranty) the Mortgaged Premises, or any part thereof, provided that (x) either the sale of all or part
                               --------
of the Mortgaged Premises is permitted under Section 9.02 of the Credit Agreement or such release has been approved in writing by the Required Banks and
(y) the proceeds of such sale of the Mortgaged Premises or portion thereof are applied as, and to the extent, required pursuant to the Credit Agreement.

          6.14  Additional Advances.  This Deed of Trust shall secure not only
                -------------------
the Obligations but also any and all other Obligations now owing or which may hereafter be owing by the Grantor to the Secured Creditors pursuant to the Borrower Security Agreement. The lien of this Deed of Trust shall be valid as to all Obligations secured hereby, including future advances made by the Beneficiary to or on behalf of or for the benefit of the Grantor and future obligations, from the time of its filing for record in the office of the county clerk of the county in which the Mortgaged Premises are located. The total principal amount of the Obligations secured hereby may increase or decrease from time to time, but the total unpaid balance of Obligations secured hereby at any one time outstanding shall not exceed $200,000,000, including interest thereon and any disbursements which the Beneficiary may make under this Deed of Trust, the Credit Documents and the Interest Rate Protection Agreements, or any other document with respect hereto (e.g., for payment of Impositions or insurance on
                              ---
this Property) and interest on such disbursements (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). This Deed of Trust is intended to and shall, to the extent permitted by law, be valid and have priority over all subsequent liens and encumbrances, including statutory liens, to the extent of the maximum amount secured hereby.

          6.15  Fixture Filing.  This Deed of Trust shall also con stitute a
                --------------
"fixture filing" for purposes of the Code. Portions of the Collateral are or may become fixtures.

          6.16  Financing Statement.  The Beneficiary shall have the right at
                -------------------
any time to file this Deed of Trust as a financing statement, but the failure to do so shall not impair the validity and enforceability of this Deed of Trust in any respect whatsoever. A carbon, photographic or other reproduction of this Deed of Trust, or any financing statement relating to this Deed of Trust, shall be sufficient as a financing statement.

          6.17  Actions of Beneficiary.  It is expressly understood and agreed
                ----------------------
that the obligations of the Beneficiary with respect to the Mortgaged Premises and all interests therein and with respect to the disposition thereof, and otherwise under this Deed of Trust, are only those expressly set forth in this Deed of Trust. The Beneficiary shall act hereunder on the terms and conditions set forth in Article 12 of the Credit Agreement. Neither the Beneficiary nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it or them in respect of this Deed of Trust or the Mortgaged Premises unless caused by its or their gross negligence or willful misconduct, and the Beneficiary, its officers, directors and employees shall be entitled to refrain from acting in accordance with this Deed of Trust unless it has, or they have, received from the Required Banks written instructions and if requested, appropriate indemnification, in respect of actions to be taken. In no event shall the Beneficiary be required to take any action in contravention of applicable law or any of the Credit Documents. The actions of the Beneficiary with respect to the Mortgaged Premises shall be mechanical and administrative in nature and the Beneficiary shall not have, by reason of this Deed of Trust, any fiduciary relationship with respect to any Secured Creditor.

          6.18  Deed of Trust Secures Line of Credit.  The Grantor and the
                ------------------------------------
Beneficiary intend that this Deed of Trust shall secure the line of credit established under the Credit Agreement. The maximum principal amount of credit which may be extended under such line of credit, which may be outstanding at any one time or times and which shall be secured by this Deed of Trust, is $70,000,000.

          6.19  Date and Maturity of Obligations.  The date and maturity date of
                --------------------------------
the Obligations secured hereby is June 30, 2004.

          6.20  Concerning Trustee.  Trustee may resign by an instrument in
                ------------------
writing addressed to Beneficiary or be removed at any time with or without cause by instrument in writing duly executed by Beneficiary. In case of the death, resignation or removal of Trustee, a successor (each, a "Successor Trustee") may be appointed by Beneficiary by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without other formality than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the Successor Trustee all the estate and title of its predecessor in all the Mortgage Property, and such Successor Trustee shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust.

          Section 6.21  Beneficiary's Authority.  Notwithstanding anything to
                        -----------------------
the contrary contained in this Deed of Trust, Grantor may rely on and/or comply with any writing or notice executed by the Beneficiary. Grantor may assume the genuineness and due authorization of any such writing or notice and shall have no obligation to confirm the genuineness or due authorization of any such writing, including, without limitation, the receipt by Beneficiary of the consent or approval of any of the Banks.

          IN WITNESS WHEREOF, the Grantor has duly executed this Deed of Trust as of the day and year first above written.


[Seal]
                                    COINMACH CORPORATION



                                    By:  /s/ ROBERT M. DOYLE
                                        -------------------------
                                        Name:   Robert M. Doyle
                                        Title:  Senior Vice President

STATE OF NEW YORK       )
         -------------
                      :  ss.:
COUNTY OF WESTCHESTER   )
          ------------

          On this  27 day of March, 1997 before me appeared Robert M. Doyle, to
                  ----       -----                          ---------------
me personally known, who being by me duly sworn, did say that he is the Senior
                                                                        ------
V.P. of Coinmach Corporation, a Delaware corporation, and that the seal affixed
----
to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said Robert M. Doyle acknowledged said instrument
                                    ---------------
to be the free act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunder set my hand and affixed my notarial seal at my office in New York County, New York, the day and year last above written.


[NOTARY SEAL]                         /s/ Vincent Paciariello
                                     ------------------------
                                     Notary Public in and for
                                        The State of New York and
                                                     --------
                                        County of Westchester
                                                  -----------


My Comission Expires:                Notary's Printed Name:



12-31-97                            ------------------------------
                                         Vincent Paciariello
                                   Notary Public, State of New York
                                              No. 4700973
                                   Qualified in Westchester County
                                   Commission Expires Dec. 31, 1997

                                   SCHEDULE I
                                   -------- -


                            Permitted Encumbrances
                            -----------------------

1.    The following restrictive covenants of record:

      Volume 421, page 842, Deed Records, Dallas County, Texas (Tracts 1 and 2), and Volume 67167, page 2511, Deed Records, Dallas County, Texas (Tract 2).

2. Any discrepancies, conflicts, or shortages in area or boundary lines of any encroachments, or protrusions, or any overlapping of improvements.

3. Standby fees, taxes and assessments by any taxing authority for the year 1997 and subsequent years, a lien not yet due and payable, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership.

4. Thirty five foot building setback line over the front of subject property, as shown on the plat recorded in Volume 354, page 1722, Map Records, Dallas County, Texas. (Tracts 1 and 2)

5. Easement granted by Red Bird Industrial Park Inc., a Texas corporation to Gulf, Colorado & Santa Fe Railway Company, dated August 21, 1964, filed for record on October 12, 1964 and recorded in Volume 419, Page 954, Deed Records, Dallas County, Texas and as shown on plat recorded in Volume 354, Page 1722, Map Records, Dallas County, Texas. (Tracts 1 and 2)

6. Easement granted by Paul B. Merrifield, et al. to Texas Power & Light Company, dated September 16, 1947, filed for record on January 20, 1948 and recorded in Volume 2934, Page 580, Deed Records, Dallas County, Texas. (Tract 1)

7. Easement granted by W. J. Merrifield, et al. to Texas Power & Light Company, dated April 17, 1945, filed for record on January 22, 1946 and recorded in Volume 2608, Page 560, Deed Records, Dallas County, Texas. (Tract 1)

8. Easement granted by Richard F. Ford, et al. to Dallas Power & Light Company, dated August 18, 1980, filed for record on September 8, 1980 and recorded in Volume 80177, Page 0934. Deed Records, Dallas County, Texas. (Tract 1)

9. Easement granted by Red Bird Industrial Park, Inc., to Dallas Power & Light Company, dated June 8, 1966, filed for record on June 21, 1966 and recorded in Volume 848, page 0286, Deed Records, Dallas County, Texas. (Tract 2)

10. Easement granted by Trammell Crow & George A. Shutt to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated May 15, 1967, filed for record on May 31, 1967 and recorded in Volume 67108, page 0069, Deed Records, Dallas County, Texas. (Tract 2)

11. Easement granted by Trammell Crow & George A. Shutt to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated November 1, 1968, filed for record on December 5, 1968 and recorded in Volume 68237, Page 2855, Deed Records, Dallas County, Texas. (Tract 2)

12. Thirty five foot building setback line over the West of subject property, as shown on the plat recorded in Volume 354, Page 1722, Map Records, Dallas County, Texas. (Tract 2)

                                  EXHIBIT "A"

Legal Description
GF#  478693
Commitment No.44-903-80-478693



                                  DESCRIPTION

Tract 1:

All that certain lot, tract or parcel of land lying and being situated in the County of Dallas, the State of Texas, to-wit:

BEING located in City Block 6953, First Section Red Bird Industrial Park, as recorded in Volume 354, Page 1722 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a point IN THE South line of Bronze Way, said point being 392.32 feet East of the East line of Cockrell Hill Road;

THENCE North 89 degrees 52 minutes 50 seconds East along the South line of Bronze Way, 400.0 feet to corner;

THENCE South 0 degrees 07 minutes 10 seconds East along the West line of the A.H. Robins Tract, 250.0 feet to corner;

THENCE South 89 degrees 52 minutes 50 seconds West along the North line of the 34 foot railroad easement, 400.0 feet to corner;

THENCE North 0 degrees 07 minutes 10 seconds West, 250.0 feet to the PLACE OF BEGINNING.



Tract 2:

Part of City Block 6953, First Section Red Bird Industrial Park, an addition to the City of Dallas, Texas, according to the plat thereof recorded in Volume 354, at Page 1722 of the Deed Records of Dallas county, Texas, and being more particularly described as follows:

Beginning at the intersection of the South line of Bronze Way with the new East line of Cockrell Hill Road;

Thence North 89 degrees 52 minutes 50 seconds East along the South line of Bronze Way 392.32 feet to corner;

Thence South 0 degrees 07 minutes 10 seconds East 250.0 feet to corner;

Thence South 89 degrees 52 minutes 50 seconds West along the North line of the 34 foot easement conveyed to the Atchison Topeka & Santa Fe Railway Company
392.85 feet to corner;

Thence North along the new East line of Cockrell Hill Road 250.0 feet to place of beginning.